EXHIBIT 10(a)



                                U.S. $200,000,000


                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           Dated as of August 9, 2002

                                      Among

                              SNAP-ON INCORPORATED

                                   as Borrower

                                       and

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                                       and

                            SALOMON SMITH BARNEY INC.

                        as Lead Arranger and Book Manager

                                       and

                          BANC ONE CAPITAL MARKETS INC.

                                 as Co-Arranger

                                       and

                                 CITIBANK, N.A.

                                    as Agent

                                       and

                                  BANK ONE, NA

                              as Syndication Agent

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                           Dated as of August 9, 2002


          SNAP-ON INCORPORATED, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below) , SALOMON SMITH BARNEY INC., as Lead Arranger and Book Manager, BANC ONE CAPITAL MARKETS INC., as Co-Arranger, and BANK ONE, NA, as Syndication Agent hereby agree as follows:

                             PRELIMINARY STATEMENTS

          (1) The Borrower is party to an Amended and Restated 364-Day Credit Agreement dated as of August 20, 2001, which amended and restated the Amended and Restated 364-Day Credit Agreement dated as of August 21, 2000, which in turn amended and restated the 364-Day Credit Agreement dated as of August 23, 1999 (as amended, supplemented or otherwise modified from time to time to (but not including) the date of this Amendment and Restatement, the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders, Salomon Smith Barney Inc., as Lead Arranger and Book Manager, Banc One Capital Markets Inc., as Co-Arranger, and Bank One, NA, as Syndication Agent. Capitalized terms not otherwise defined in this Amended and Restated 364-Day Credit Agreement (this "Amendment and Restatement") shall have the same meanings as specified in the Existing Credit Agreement.

          (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

          (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of U.S. $200,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

          SECTION 1. Amendments to the Existing Credit Agreement. (a) Section
1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "Lenders" and "Termination Date" set forth therein and adding the following definitions thereto:

                    "Lenders" means, collectively, each Initial Lender, each Assuming Lender that shall become a party hereto pursuant to Section
          2.18 and each Person that shall become a party hereto pursuant to
          Section 8.07.

                    "Termination Date" means the earlier of (a) August 8, 2003, subject to extension thereof pursuant to Section 2.18 and (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01; provided, however, that the Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to
          Section 2.18 shall be the Termination

          Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

          (b) Section 4.01(e) of the Existing Credit Agreement is amended by (i) deleting the date "December 31, 2000" and substituting therefor the date "December 31, 2001" and (ii) deleting the date "June 30, 2001" and substituting therefor the date "June 30, 2002".

          (c) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

          SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

                    (a) The Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Agent that such Initial Lender has executed this Amendment and Restatement.

                    (b) On the Restatement Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Restatement Effective Date, stating that:

                              (i) The representations and warranties contained
                    in Section 4.01 of the Existing Credit Agreement are correct on and as of the Restatement Effective Date, as though made on and as of such date: and

                              (ii) No event has occurred and is continuing, or
                    shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                    (c) The Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Agent and in sufficient copies for each Initial Lender:

                              (i) The Revolving Credit Notes to the order of the
                    Lenders to the extent requested by any Lender pursuant to
                    Section 2.16 of the Existing Credit Agreement.

                              (ii) Certified copies of the resolutions of the
                    Board of Directors of the Borrower approving this Amendment and Restatement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes.

                              (iii) A certificate of the Secretary or an
                    Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes and the other documents to be delivered hereunder.

                              (iv) A favorable opinion of Susan F. Marrinan,
                    General Counsel of the Borrower, and a favorable opinion of Foley & Lardner, counsel to the Borrower, substantially in the form of Exhibit D-1 and Exhibit D-2 to the Existing Credit

                    Agreement, respectively, and as to such other matters as any Lender through the Agent may reasonably request.

          SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

          (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is August 23, 1999).

          SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 8.04 of the Existing Credit Agreement.

          SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

          SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  THE BORROWER

                                      SNAP-ON INCORPORATED

                                      By:      /s/ Denis J. Loverine
                                             ---------------------------
                                      Title:   Corporate Treasurer

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                                       4


                                  THE AGENT

                                      CITIBANK, N.A.,
                                        as Agent

                                      By:      /s/ Steven R. Victorin
                                             ---------------------------
                                      Title:   Vice President

                                  INITIAL LENDERS

                                      CITIBANK, N.A.

                                      By:      /s/ Steven R. Victorin
                                             ---------------------------
                                      Title:   Vice President

                                      BANK ONE, NA

                                      By:      /s/ Jenny A. Gilpin
                                             ---------------------------
                                      Title:   Director

                                      SVENSKA HANDELSBANKEN AB (PUBL)

                                      By:      /s/ Mikael Westerback
                                             ---------------------------
                                      Title:   Vice President

                                      By:      /s/ Illegible
                                             ---------------------------
                                      Title: SVP

                                      MIZUHO CORPORATE BANK, LTD.

                                      By:      /s/ Hideki Shirato
                                             ---------------------------
                                      Title:   Deputy General Manager

                                      BANK OF AMERICA, N.A.

                                      By:      /s/ Kurt W. Anstaett
                                             ---------------------------
                                      Title:   Managing Director

                                      BARCLAYS BANK PLC

                                      By:      /s/ Nicholas Bell
                                             ---------------------------
                                      Title:   Director

                                      THE NORTHERN TRUST COMPANY

                                      By:      /s/ Illegible
                                             ---------------------------
                                      Title:   Second Vice President
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                                       5


                                      BANCA NAZIONALE DEL LAVORO S.P.A.,
                                      NEW YORK BRANCH

                                      By:      /s/ Francesco DiMario
                                             ---------------------------
                                      Title:   Vice President

                                      By:      /s/ Carlo Vecchi
                                             ---------------------------
                                      Title:   Senior Vice President

                                      FIRSTAR BANK, N.A.

                                      By:      /s/ Janell W. Stanosz
                                             ---------------------------
                                      Title:   Vice President

                                                                      SCHEDULE I
                                                                          TO THE
                                                       AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES
------------------------------ -------------------- ---------------------------- ----------------------------
   Name of Initial Lender         Commitment        Domestic Lending Office      Eurocurrency Lending Office
------------------------------ -------------------- ---------------------------- ----------------------------
Banca Nazionale del Lavoro     $20,000,000          25 West 51st Street          25 West 51st Street
S.p.A., New York Branch                             New York, NY  10019          New York, NY  10019
                                                    Attn:  Franco DiMario        Attn:  Franco DiMario
                                                    T:  212 314-0239             T:  212 314-0239
                                                    F:  212 765-2978             F:  212 765-2978
------------------------------ -------------------- ---------------------------- ----------------------------
Bank of America, N.A.          $17,500,000          1850 Gateway Blvd.           1850 Gateway Blvd.
                                                    Concord, CA 94520            Concord, CA 94520
                                                    Attn: Debbie Conchongco      Attn: Debbie Conchongco
                                                    T: 925 675-8913              T: 925 675-8913
                                                    F: 925 675-7539              F: 925 675-7539
------------------------------ -------------------- ---------------------------- ----------------------------
Barclays Bank PLC              $26,000,000          222 Broadway                 222 Broadway
                                                    New York, NY 10038           New York, NY 10038
                                                    Attn: Christina Challenger   Attn: Christina Challenger
                                                    T: 212 412-3701              T: 212 412-3701
                                                    F: 212 412-5308              F: 212 412-5308
------------------------------ -------------------- ---------------------------- ----------------------------
Bank One, NA                   $24,000,000          1 Bank One                   1 Bank One
                                                    Plaza, Suite 0088            Plaza, Suite 0088
                                                    Chicago, IL 60670            Chicago, IL 60670
                                                    Attn: Edna Guerra            Attn: Edna Guerra
                                                    T: 312 732-9609              T: 312 732-9609
                                                    F: 312 732-2715              F: 312 732-2715
------------------------------ -------------------- ---------------------------- ----------------------------
Citibank, N.A.                 $28,500,000          Two Penns Way                Two Penns Way
                                                    New Castle, DE 19720         New Castle, DE 19720
                                                    Attn: Maureen Prytula        Attn: Maureen Prytula
                                                    T: 302 894-6089              T: 302 894-6089
                                                    F: 302 894-6120              F: 302 894-6120
------------------------------ -------------------- ---------------------------- ----------------------------
Firstar Bank Milwaukee, N.A.   $11,000,000          777 E. Wisconsin Ave.        777 E. Wisconsin Ave.
                                                    Milwaukee, WI 53202          Milwaukee, WI 53202
                                                    Attn: Bruce Anthony          Attn: Bruce Anthony
                                                    T: 414 765-4724              T: 414 765-4724
                                                    F: 414 765-5367              F: 414 765-5367
------------------------------ -------------------- ---------------------------- ----------------------------
Mizuho Corporate Bank, Ltd.    $25,000,000          10 S. Wacker Drive           10 S. Wacker Drive
                                                    Chicago, IL 60608            Chicago, IL 60608
                                                    Attn: Michael Pleasants      Attn: Michael Pleasants
                                                    T: 312 715-6361              T: 312 715-6361
                                                    F: 312 876-2011              F: 312 876-2011
------------------------------ -------------------- ---------------------------- ----------------------------

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                                       2


------------------------------ -------------------- ---------------------------- ----------------------------
The Northern Trust Company     $22,000,000          50 S. LaSalle Street         50 S. LaSalle Street
                                                    Chicago, IL  60675           Chicago, IL  60675
                                                    Attn:  Linda Honda           Attn:  Linda Honda
                                                    T:  312 444-3532             T:  312 444-3532
                                                    F:  312 630-1566             F:  312 630-1566
------------------------------ -------------------- ---------------------------- ----------------------------
Svenska Handelsbanken AB       $26,000,000          153 East 53rd Street         153 East 53rd Street
(publ)                                              New York, NY 10022           New York, NY 10022
                                                    Attn: Mikael Westerback      Attn: Mikael Westerback
                                                    T: 212 326-5144              T: 212 326-5125
                                                    F: 212 326-2705              F: 212 326-5151
------------------------------ -------------------- ---------------------------- ----------------------------
Total Commitment     =   U.S. $200,000,000
